PROVIDENT INVESTMENT COUNSEL
                                                             -------------------
                                                                    MUTUAL
                                                                    FUNDS
                                                             -------------------

                                         GROWTH FUND * SMALL COMPANY GROWTH FUND



Prospectus

March 2, 1998

As Supplemented
September 30, 1998

Provident Investment Counsel
300 North Lake Avenue
Pasadena, CA 91101


Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders.

To learn more about each Fund and its investments, you can obtain a copy of the Funds' most recent financial reports, including performance information and portfolio listing, or a copy of the statement of Additional Information (SAI). The SAI is dated March 2, 1998, as supplemented September 30, 1998, may be supplemented from time to time, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of this prospectus). For a free copy of either document, call (800) 618-7643. The SEC maintains an internet site (http://www.sec.gov) that contains the SAI, other material incorporated by reference and other information about companies that file electronically with the SEC.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the U.S. Government, the FDIC, the Federal Reserve Board, or any other U.S. Government agency, and are subject to investment risk including the possible loss of principal.

The Funds, unlike many other mutual funds which directly acquire and manage their own portfolios of securities, seek to achieve their investment objectives by investing all of their assets in a PIC Portfolio. Investors should carefully consider this investment approach.

Like all mutual funds, these securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


Key Facts                        3    The Funds at a Glance

                                 3    Who May Want to Invest

                                 3    Expenses

                                 5    Structure of the Funds and
                                      the Portfolios

                                 6    Financial Highlights

The Funds in Detail              8    Charter How the Fund is organized

                                 9    Information About the Funds'
                                      Investments The Funds' overall approach
                                      to investing.

                                 10   Securities and Investment
                                      Practices More information about how the Funds invest.

                                 11   Breakdown of Expenses How
                                      operating costs are calculated and what
                                      they include.

                                 12   Performance

Your Account                     13   Ways to Set Up Your Account

                                 14   How to Buy Shares

                                 15   How to Sell Shares

                                 17   Investor Services Services to help you
                                      manage your account.

Shareholder                      18   Dividends, Capital Gains
Account Policies                      and Taxes

                                 19   Transaction Details Share price
                                      calculations and the timing of purchases and redemptions.

                                 21   Exchange Restrictions

General Information              22


Prospectus                              2

Key Facts

The Funds at a Glance

Management: Provident Investment Counsel (PIC), located in Pasadena, California since 1951, is the Funds' Advisor. At December 31, 1997, total assets under PIC's management were over $20 billion.

Growth Fund

Goal: Long term growth of capital.

Strategy: Invests, through the PIC Growth Portfolio, in high quality growth stocks.

Small Company Growth Fund

Goal: Long term growth of capital.

Strategy: Invests, through the PIC Small Cap Portfolio, mainly in equity securities of small companies.

Who May Want to Invest

Shares of the Funds are  offered at net asset  value  only to certain  qualified
retirement  plans,  financial  and  other  institutions   (including  investment
advisers purchasing on behalf of clients) and "wrap accounts."

The Growth Fund may be appropriate for investors who seek potentially high long term returns, but are willing to accept the risk of investing in growth stocks. The Fund is designed for those seeking capital appreciation through a diversified portfolio of equity securities of issuers of all sizes.

The Small Company Growth Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above average long-term returns. The Small Company Growth Fund is designed for those who want to focus on stocks of small capitalization companies in search of above average returns. A company's market capitalization is the total market value of its outstanding common stock. A small company is one with market capitalization or annual revenues at the time of purchase of $250 million or less. The securities of smaller, less well-known companies may be more volatile than those of larger companies. Over time, however, small capitalization stocks have shown greater growth potential than those of larger capitalization companies.

The value of each Fund's investments will vary from day to day, and generally reflects market conditions, interest rates, and other company, political or economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. When you sell your shares, they may be worth more or less than what you paid for them. By itself, no Fund constitutes a balanced investment plan. There is no assurance that either Fund will meet its objective.

Expenses

Shareholder Transaction Expenses
are charges you pay when you buy, sell or hold shares in a Fund.

Maximum sales charge                                None
Maximum sales charge on reinvested dividends        None
Deferred sales charge                               None
Redemption fee                                      None
Exchange fee                                        $5

Annual Operating Expenses are paid out of each Fund's and each Portfolio's assets. The Funds each indirectly pay an investment advisory fee equal to 0.80% of the Fund's average net assets. Each Fund also incurs other expenses for services such as administrative services, maintaining

                                       3                              Prospectus
shareholder records and furnishing shareholder statements and financial reports. A Fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts.

The following are based on expenses incurred during the most recent fiscal year, and are calculated as a percentage of average net assets.

Growth Fund

Management fee (paid by the Portfolio)         0.80%
Other expenses of the Portfolio, after
    reimbursement by PIC                       0.20%
                                               -----
Total Operating Expenses of the Portfolio      1.00%
Administrative fee paid by the Fund to
    PIC                                        0.20%
12b-1 fee                                       None
Other expenses of the Fund, after
    reimbursement by PIC                       0.05%
                                               -----
Total Fund Operating Expenses                  1.25%
                                               =====

PIC reimburses the Growth Fund for any expenses in excess of 1.25% of average net assets. Without this reimbursement, Total Fund Operating Expenses would have been 1.35% of average net assets for the fiscal year ended October 31, 1997.

Small Company Growth Fund

Management fee (paid by the Portfolio)          .80%
Other expenses of the Portfolio                 .20%
                                              -----
Total Operating Expenses of the Portfolio      1.00%
Administrative fee paid by the Fund to
    PIC                                         .20%
12b-1 fee                                      None
Other expenses of the Fund, after
    reimbursement by PIC                        .25%
                                              -----
Total Fund Operating Expenses                  1.45%
                                              =====

PIC reimburses the Small Company Growth Fund for any expenses in excess of 1.45% of average net assets. Without this reimbursement, Total Fund Operating Expenses would have been 1.61% for the fiscal year ended October 31, 1997.

PIC retains the ability to be repaid by either Fund if expenses subsequently fall below the specified limit within the next three years.

Examples: Let's say, hypothetically, that each Fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invest, here's how much you would pay in total expenses if you close your account after the number of years indicated:

Growth Fund

After 1 year                  $ 13
After 3 years                 $ 40
After 5 years                 $ 69
After 10 years                $151

Small Company Growth Fund

After 1 year                  $ 15
After 3 years                 $ 46
After 5 years                 $ 79
After 10 years                $174

These examples illustrate the effect of expenses, but they are not meant to suggest actual or expected costs or returns, all of which may vary. For a more complete description of the various costs and expenses, see "Breakdown of Expenses." The tables above summarize the expenses of both the Portfolios and the Funds. The Trustees expect that the combined per share expenses of the Funds and the Portfolios will be equal to, or may be less than, the expenses that would be incurred by a Fund if it retained an investment manager and invested directly in the types of securities held by a Portfolio.


Prospectus                              4

Structure of the Funds and the Portfolios

Unlike many other mutual funds which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its assets in a PIC Portfolio. Each Portfolio is a separate registered investment company with the same investment objective as the Fund. Since a Fund will not invest in any securities other than shares of a Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. Each Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

In addition to selling its shares to a Fund, a Portfolio may sell its shares to other mutual funds or institutional investors. All investors in a Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in a Portfolio may sell their shares to the public at prices different from those of a Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in a Portfolio. Information concerning other holders of interests in a Portfolio is available by calling (800) 618-7643.

The Trustees of PIC Investment Trust (the "Trust") believe that this structure may enable a Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing a Fund's assets in a Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. A Fund's investment in a Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of a Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly.

Whenever a Fund is requested to vote on matters pertaining to a Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received. For further information, see "The Funds in Detail," "Information about the Funds' Investments" and "Securities and Investment Practices."


                                       5                              Prospectus

Financial Highlights

The tables that follow are included in each Fund's Annual Report and have been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants. Their reports on the financial statements and financial highlights are included in the Annual Reports. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the Funds' SAI.

Provident Investment Counsel Growth Fund

 Selected Per-Share Data and Ratios
 Years ended October 31                          1997        1996        1995      1994        1993       1992*
 Net asset value, beginning of period         $   16.25   $   14.25    $  11.70  $   11.60   $  10.81   $  10.00

 Income from Investment Operations:
  Net investment income                            (.15)       (.06)       (.02)       .00        .00        .01
  Net realized and unrealized gain on
   investments                                     3.98        2.06        2.57        .10        .80        .80
 Total from investment operations                  3.83        2.00        2.55        .10        .80        .81

 Less: capital gain distributions                 (1.94)        .00         .00        .00        .00        .00

 Return of capital dividend                         .00         .00         .00        .00       (.01)       .00

 Net asset value, end of period               $   18.14   $   16.25   $   14.25  $   11.70   $  11.60   $  10.81

 Total return                                     26.44%      14.04%      21.79%       .86%      7.40%     20.88%+
-------------------------------------------------------------------------------------------------------------------
 Ratios and Supplemental Data

 Net assets, end of period (000) omitted      $    80.0   $   116.1   $   131.1   $  102.3   $   88.9   $    5.7

 Ratio of expenses to average net assets           1.35%       1.30%       1.30%      1.53%      1.54%      4.12%+

 Ratio of expenses to average net assets
  after expense reductions**                       1.25%       1.25%       1.25%      1.25%      1.25%      1.25%+

 Ratio of net investment income (loss)
  to average net assets                            (.38%)      (.28%)      (.17%)     (.15%)     (.11%)      .25%+

 Portfolio turnover rate++                        67.54%      64.09%      54.89%     68.26%     43.20%      7.42%

 Average commission rate paid by Portfolio    $  0.0416   $  0.0440         --         --         --         --

*  June 11, 1992 (commencement of operations) to October 31, 1992.
+  Annualized.
** Includes the Fund's share of expenses allocated from PIC Growth Portfolio.
++ Portfolio turnover rate of PIC Growth Portfolio, in which all of the Fund's assets are invested. ++


Prospectus                              6

Provident Investment Counsel Small Company Growth Fund

 Selected Per-Share Data and Ratios

 Year ended October 31                                     1997          1996
 Net asset value, beginning of period                   $   9.48   $  10.00

 Income from Investment Operations:
  Net investment loss                                       (.05)      (.03)
  Net realized and unrealized gain (loss) on
    investments                                              .48       (.49)

 Total from investment operations                            .43       (.52)

 Net asset value, end of period                         $   9.91   $   9.48

 Total return                                               4.54%     (5.20%)
-----------------------------------------------------------------------------
 Ratios and Supplemental Data

 Net assets, end of period (000) omitted                $   31.0   $    5.2

 Ratio of expenses to average net assets                    1.61%      4.03%+

 Ratio of expenses to average net assets after
   expense reductions**                                     1.45%      1.43%+

 Ratio of net investment income to average net assets      (0.96%)    (0.91%)+

 Portfolio turnover rate++                                151.52%     53.11%

 Average commission rate paid by Portfolio              $ 0.0326   $ 0.0307


*  June 28, 1996 (commencement of operations) to October 31, 1996.
+  Annualized.
** Includes the Fund's share of expenses allocated from PIC Small Cap Portfolio. ++ Portfolio turnover rate of PIC Small Cap Portfolio, in which all of the
   Fund's assets are invested.


                                       7                              Prospectus

The Funds in Detail

Charter

Each Fund is a Mutual Fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, each Fund is a diversified series of the Trust, which is an open-end management investment company, organized as a Delaware business trust on December 11, 1991.

The Funds and the Portfolios are each governed by a Board of Trustees, responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds and the Portfolios, review contractual arrangements with companies that provide services to the Funds and the Portfolios, and review performance. The majority of Trustees are not otherwise affiliated with PIC. Information about the Trustees and officers is contained in the SAI.

The Funds may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based on the number of shares you own.

PIC is the advisor to the PIC Portfolios, in which the respective Funds invest. An investment committee of PIC formulates and implements an investment program for each of the Portfolios, including determining which securities should be bought and sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolios to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. They seek out companies with significant management ownership of stock, strong management goals, plans and controls; leading proprietary positions in given market niches; and finally companies that may currently be under-researched by Wall Street analysts.

The value of a Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

Each Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. Of course, when you sell your shares of a Fund, they may be worth more or less than what you paid for them. PIC normally invests each Portfolio's assets according to its investment strategy. Each Portfolio also reserves the right to invest without limitation in short term instruments for temporary, defensive purposes.

Prospectus                              8

PIC may use broker-dealers that sell shares of the Funds to carry out transactions for the Portfolios, provided that the Portfolios receive brokerage services and commission rates comparable to those of other broker-dealers.

PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly-owned subsidiary of United Asset Management Corporation (UAM), a publicly-owned corporation with headquarters located at One International Place, Boston, MA 02110. UAM is principally engaged, through affiliated firms, in providing institutional investment management services.

Information About the Funds' Investments

Because the investment characteristics of each Fund will correspond directly to those of the Portfolio in which it invests, the following is a discussion of the various investments of, and techniques employed by, the Portfolios.

Provident Investment Counsel

Growth Fund

The Provident Investment Counsel Growth Fund seeks long term growth of capital by investing in the PIC Growth Portfolio, which in turn invests primarily in equity securities. Under normal circumstances, the Growth Portfolio will invest at least 80% of its assets in such equity securities. In selecting investments for the Growth Portfolio, PIC will include equity securities of companies of various sizes which are currently experiencing an above-average rate of earnings growth. PIC uses "bottom-up" fundamental research to identify companies which have a five-year average performance record of sales, earnings, pretax margins, return on equity and reinvestment rate, all of which, in the aggregate, are 1.5 times the average performance of the Standard & Poor's Index of 500 Common Stocks for the same period. The Growth Portfolio will invest in a range of medium to large companies; the minimum market capitalization of a portfolio security is expected to be $1 billion, and the average market capitalization is currently approximately $35 billion. Equity securities in which the Growth
Portfolio invests typically average less than a 1% dividend. Currently, approximately 70% of the equity securities in which the Growth Portfolio invests are listed on the New York or American Stock Exchanges, and the remainder are traded on the NASDAQ system or are otherwise traded over-the-counter. PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold.

In unusual circumstances, economic, monetary, technical and other factors may cause PIC to assume a temporary, defensive position during which all or a substantial portion of the Growth Portfolio's assets may be invested in short-term instruments. Under normal market conditions, it is expected that investments in such short-term instruments may range from zero (fully invested) to 30% of the Portfolio's assets.

The Growth Portfolio may also invest up to 20% of its assets in foreign securities.

                                        9                             Prospectus

Provident Investment Counsel Small Company Growth Fund

The Provident Investment Counsel Small Company Growth Fund seeks long term growth of capital by investing in the PIC Small Cap Portfolio, which in turn invests primarily in equity securities of small companies.

PIC will invest at least 65%, and normally at least 95%, of the Portfolio's total assets in these securities. The Small Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Small capitalization companies are those whose market capitalization or annual revenues are $250 million or less at the time of the Portfolio's investment. Companies whose capitalization or revenues increase beyond this range after purchase continue to be considered small capitalization for the purposes of the Portfolio's investment policy. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value.

The Small Cap Portfolio may also invest up to 20% of its assets in foreign securities.

Securities and Investment Practices

The following pages contain more detailed information about the types of instruments in which the Portfolios may invest, and strategies PIC may employ in pursuit of the Portfolios' investment objectives. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. A complete listing of each Fund's policies and limitations and more detailed information about each Portfolio's investments is contained in the SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its goals. Current holdings and recent investment strategies are described in the Funds' financial reports which are sent to shareholders twice a year. For a free SAI or financial report, call (800) 618-7643.

Equity Securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

Restriction: With respect to 75% of total assets, a Portfolio may not own more than 10% of the outstanding voting securities of a single issuer.

Short-Term Investments are debt securities that mature within a year of the date they are purchased by a Portfolio. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements.

Restriction: A Portfolio will only purchase short-term investments which are "high

Prospectus                             10
quality." High quality means the investments have been rated A-1 by Standard & Poor's Ratings Group (S&P) or Prime-1 by Moody's Investors Service, Inc. (Moody's), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

Repurchase Agreements. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Exposure to Foreign Markets. A Portfolio may invest in foreign securities.

Restriction: A Portfolio may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or American Depositary Receipts which are listed on a national securities exchange or included in the NASDAQ system.

Options and Futures. A Portfolio has the right to use options and futures to hedge its investments in securities, but PIC does not expect to use these instruments during this fiscal year. A Fund will advise shareholders before any investment in options or futures commences. See the SAI for details.

Risk Factors. Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

Options and futures, which are sometimes called derivative securities, also entail certain risks, which are described in detail in the SAI.

Fundamental Investment
Policies and Restrictions

Some of the policies and restrictions discussed on this and the preceding pages are fundamental; that is, subject to change only by shareholder approval. The following paragraph states all those that are fundamental. All policies stated throughout the prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.

Each Fund seeks long term growth of capital. Each Portfolio, with respect to 75% of total assets, may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. Each Portfolio may not invest more than 25% of its total assets in any one industry.

Breakdown of Expenses

Like all mutual funds, each Fund pays fees related to its daily operations. Expenses paid out of a Fund's assets are reflected in its share price or dividends; they are

                                       11                             Prospectus
neither billed directly to shareholders nor deducted from shareholder accounts.

The Portfolios pay an investment advisory fee to PIC each month for managing its investments at the annual rate of 0.80% of the Portfolio's average net assets.

While the investment advisory fee is a significant component of a Portfolio's (and thus a Fund's) annual operating costs, each Fund also pays other expenses. The Funds pay a fee to PIC for certain administrative services PIC provides. The Funds and the Portfolios each pay a monthly administration fee to Investment Company Administration Corporation (the "Administrator") for managing some of their business affairs. Each Portfolio pays an administration fee at the annual rate of 0.10% of average net assets, subject to an annual minimum of $45,000, and each Fund pays an annual administration fee of $15,000. The Funds and the Portfolios also pay other expenses, such as legal, auditing, custodian and transfer agency fees, as well as the compensation of Trustees who are not affiliated with PIC.

PIC has agreed to reimburse each Fund for investment advisory fees and other expenses if they exceed a certain percentage of the Fund's average net assets. In the case of the Growth Fund, the limit is 1.25% and in the case of the Small Company Growth Fund the limit is 1.45%. PIC retains the ability to be repaid by a Fund if expenses subsequently fall below the specified limit within the next three years. This reimbursement arrangement, which may be terminated at any time without notice, will decrease a Fund's expenses and boost its performance.

Performance

Mutual fund performance is commonly measured as total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects a Fund's performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance; it is not the same as actual year-by-year results.

Total return and average annual total return are based on past results and are not a prediction of future performance. They do not include the effect of income taxes paid by shareholders. A Fund may sometimes show its performance compared to certain performance rankings, averages or stock indices (described more fully in the SAI).

Prospectus                             12

Your Account

Ways to Set Up Your Account

Individual or Joint Tenant

For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
--------------------------------------------------------------------------------
Retirement

To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications.

* Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $2000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

* Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

* Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

* Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

* 403(b) Custodial Accounts are available to employees of most tax-exempt institutions, including schools, hospitals and other charitable organizations.

* 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

--------------------------------------------------------------------------------
Gifts or Transfers to Minor (UGMA, UTMA)
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

--------------------------------------------------------------------------------
Trust
For money being invested by a trust

The trust must be established before an account can be opened.

--------------------------------------------------------------------------------
Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.


                                       13                             Prospectus

How to Buy Shares

Once each business day, each fund calculates its share price: The share price is the Fund's net asset value (NAV). Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

Provident Financial Processing Corp. (PFPC) is each Fund's Transfer Agent; its address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and its mailing address is P.O. Box 8943, Wilmington, DE 19899.

First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018, an affiliate of the Administrator, is the Trust's principal underwriter.

Minimum Investments

To Open an Account                                                    $1 million

The Funds may, at their discretion, waive the minimum investment for employees and affiliates of PIC or any other person or organization deemed appropriate.

To Add to an Account                                                       $250

For retirement plans                                                       $250

Through automatic investment plans                                         $100

Minimum Balance                                                          $1,000

For retirement accounts                                                    $500

For Information:                                                 (800) 618-7643

To Invest

By Mail:            Provident Investment Counsel Funds
                    c/o PFPC Inc.
                    P.O. Box 8943
                    Wilmington, DE 19899

By Overnight Delivery:
                    Provident Investment Counsel Funds
                    c/o PFPC Inc.
                    400 Bellevue Parkway
                    Wilmington, DE 19809

By Telephone:
                    Call (800) 618-7643 and then wire
                    federal funds to:
                        PNC Bank
                        Philadelphia, PA
                        ABA# 031-0000-53
                        DDA# 86-0172-6604
                        For Credit to Provident Investment
                           Counsel (Fund Name)
                        Shareholder Name
                        Shareholder Account Name

Prospectus                             14

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Funds from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

* You wish to redeem more than $100,000 worth of shares,

* Your account registration has changed within the last 30 days,

* The check is being mailed to a different address from the one on your account (record address), or

* The check is being made payable to someone other than the account owner. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

* Your name,

* Your Fund account number,

* The dollar amount or number of shares to be redeemed, and

* Any other applicable requirements listed in the table at right.

* Unless otherwise instructed, PIC will send a check to the record address.

     Mail your letter to:

     Provident Investment Counsel Funds
     c/o PFPC Inc.
     P.O. Box 8943
     Wilmington, DE 19899

                                       15                             Prospectus

                 Account Type           Special Requirements


Phone            All account types      *  Your telephone call must be  received
(800) 618-7643   except retirement         by 4 p.m. Eastern time to be redeemed
                                           on that day.
--------------------------------------------------------------------------------
Mail or in       Individual, Joint      *  The  letter of  instructions  must be
Person           Tenant, Sole Propri-      signed  by all  persons  required  to
                 etorship, UGMA, UTMA      sign  for  transactions,  exactly  as
                                           their names appear on the account.

                 Retirement Account     *  The account  owner should  complete a
                                           retirement  distribution  form.  Call
                                           (800) 618-7643 to request one.

                 Trust                  *  The  trustee  must  sign  the  letter
                                           indicating  capacity as  trustee.  If
                                           the  trustee's  name  is  not  in the
                                           account registration,  provide a copy
                                           of  the  trust   document   certified
                                           within the last 60 days.

                 Business or            *  At least  one  person  authorized  by
                 Organization              corporate  resolutions  to act on the
                                           account must sign the letter.

                                        *  Include a corporate  resolution  with
                                           corporate   seal   or   a   signature
                                           guarantee.

                 Executor,              *  Call (800) 618-7643 for instructions.
                 Administrator,
                 Conservator, Guardian
--------------------------------------------------------------------------------
Wire             All account types      *  You must sign up for the wire feature
                 except retirement         before using it. To verify that it is
                                           in  place,   call   (800)   618-7643.
                                           Minimum wire: $5,000.

                                        *  Your wire redemption  request must be
                                           received  by the  Fund  before 4 p.m.
                                           Eastern  time  for  money to be wired
                                           the next business day.


Prospectus                             16

Investor Services

PIC provides a variety of services to help you manage your account.

Information Services

PIC'S telephone representatives can be reached at (800) 618-7643.

Statements and reports that PIC sends to you include the following:

* Confirmation statements (after every transaction that affects your account balance or your account registration)

* Financial reports (every six months)

Transaction Services

Exchange Privilege. You may sell your Fund shares and buy shares of the other Provident Investment Counsel Fund by telephone or in writing. Note that exchanges into each Fund are limited to four per calendar year, and that they may have tax consequences for you. PFPC charges a $5 fee for each exchange, which is automatically deducted when the exchange is made. Also see "Exchange Restrictions" on page 21.

Systematic withdrawal plans let you set up periodic redemptions from your account. These redemptions take place on the 25th day of each month or, if that day is a weekend or holiday, on the prior business day.

Regular Investment Plans

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

                                       17                             Prospectus

Shareholder Account Policies

Dividends, Capital Gains, and Taxes

The Funds distribute substantially all of their net income and capital gains, if any, to shareholders each year in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Funds offer three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

        *  Understanding
           Distributions


      As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its earnings along to its investors as distributions.

      A Fund earns dividends from stocks and interest from short term investments held by a Portfolio. These are passed along as dividend distributions. A Fund realizes capital gains whenever a Portfolio sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, each Fund's income and short term capital gain distributions are taxed as dividends; long term capital gain distributions are taxed as long term capital gains. Every January, PIC will

Prospectus                             18
send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions--including exchanges to the other Provident Investment Counsel Fund--are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"Buying a dividend." If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment activity in some types of instruments.

Transaction Details

Each Fund is open for business each day the New York Stock Exchange (NYSE) is open. PIC calculates each Fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.

Each Fund's NAV is the value of a single share. The NAV is computed by adding the value of a Fund's share of investments held by the Portfolio in which it invests, cash, and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is also the redemption price (price to sell one share).

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

                                       19                             Prospectus

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 21. Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

When you place an order to buy shares, your order will be processed at the next NAV calculated after your order is received and accepted. Note the following:

* All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

* PIC does not accept cash or third party checks.

* When making a purchase with more than one check, each check must have a value of at least $50.

* Each Fund reserves the right to limit the number of checks processed at one time.

* If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a Fund or its transfer agent has incurred.

To avoid the collection period associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

You may buy shares of a Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Funds are priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:

* Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a Fund, it may take up to seven days to pay you.

* Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

* PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

Prospectus                             20

* PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer. PIC will give you 30 days' prior notice of its intention to close your account.

Exchange Restrictions

As a shareholder, you have the privilege of exchanging shares of a Fund for shares of the other Provident Investment Counsel Fund. However, you should note the following:

* The Fund you are exchanging into must be registered for sale in your state.

* You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

* Before exchanging into a Fund, read its prospectus.

* Exchanges may have tax consequences for you.

* Because excessive trading can hurt Fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

* The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

* Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

* Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of a Portfolio's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio.

Although each Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Funds reserve the right to terminate or modify the exchange privilege in the future.

                                       21                             Prospectus

General Information

Each Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the Investment Company Act of 1940 provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series.

However, the rule exempts the selection of accountants and the election of Trustees from the separate voting requirements. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely. As of January 31, 1998, the Growth Fund was controlled by the Vanguard Fiduciary Trust Trustee FBO Memorial Health Services Plan 91582.

Prospectus                             22

Year 2000 Risk. Like other business organizations around the world, the Funds could be adversely affected if the computer systems used by their investment advisor and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Issue." The Funds' investment advisor is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its own computer systems, and it has obtained assurances from the Funds' other service providers that they are taking comparable steps. However, there can be no assurance that these actions will be sufficient to avoid any adverse impact on the Funds.

                                       23                             Prospectus